1Q24 Results Presentation May 2, 2024 Exhibit 99

Forward-looking statements Some of the statements contained in this presentation may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, projections, plans and strategies, positioning, anticipated events or trends, and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases. You can also identify forward-looking statements by discussions of strategy, plans, or intentions. The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement. While forward-looking statements reflect our good faith projections, assumptions and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law. Factors that could cause our results to differ materially include but are not limited to: (1) the continued course and severity of COVID-19 variants and subvariants and their direct and indirect impacts (2) general economic conditions and real estate market conditions, such as a possible recession, (3) regulatory and/or legislative changes, (4) our customers' continued interest in loans and doing business with us, (5) market conditions and investor interest in our contemplated securitizations and (6) changes in federal government fiscal and monetary policies and (7) the continued conflict in Ukraine and Israel. For a further discussion of these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements, see the section titled ''Risk Factors" previously disclosed in our Form 10-Q filed with the SEC on May 14, 2020, as well as other cautionary statements we make in our current and periodic filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.velfinance.com.

1Q24 Highlights Production& Loan Portfolio Earnings Financing & Capital Net income of $17.3 million, up 62.0% from $10.6 million for 1Q23. Diluted EPS of $0.49, up $0.18 from $0.31 per share for 1Q23 Core net income(1) of $18.2 million, up 60.4% from $11.4 million for 1Q23. Core diluted EPS(1) of $0.51, up from $0.33 per share for 1Q23 NIM of 3.35% up 12bps from 3.23% for 1Q23 Pretax ROE of 20.8%, an increase from 15.3% for 1Q23 1Q24 loan production of $378.7 million in UPB, a 7.5% increase from 4Q23 and 74.5% from 1Q23 April 2024 loan production totaled $129.0 million with an 11.0% WAC(2) Total loan portfolio of $4.3 billion in UPB, an increase of 19.1% from March 31, 2023 Nonperforming Loans (NPL) were 10.1% of HFI loans, up slightly from 9.7% as of December 31, 2023, and up from 8.7% as of March 31, 2023 1Q24 realized gains of $1.3 million, or 102.3%, of NPL UPB resolved Completed the VCC 2024-1 securitization totaling $209.9 million of securities issued Liquidity(3) of $78.5 million and total available warehouse line capacity was $523.3 million as of March 31, 2024 Recourse debt to equity ratio of 1.4x Issued $75.0 million of five-year senior secured notes for the purpose of originating accretive new investments (1) “Core net income” is a non-GAAP measure which excludes non-recurring, non-operating, and/or unusual activities from GAAP net income. (2) Weighted Average Coupon. (3) Liquidity includes unrestricted cash and cash equivalents of $43.7 million and available liquidity in unfinanced loans of $34.8 million.

Book Value and Adjusted Book Value Per Share(2) Core net income totaled $18.2 million in 1Q24, an increase of 60.4% from 1Q23 and reflects a Core pre-tax ROE of 21.9% Book value per share as of March 31, 2024, was $14.01(4), a 3.9% increase from $13.49(3) as of December 31, 2023 Adjusted book value per share as of March 31, 2024, was $17.09(5) and reflects the net incremental estimated fair value of loans carried at amortized cost and related securitized debt over GAAP book value Core Income, Book Value and Adjusted Book Value Per Share Core Income(1) Equity award & ESPP costs $998 (1) Core net income” is a non-GAAP measure which excludes non-recurring and/or unusual activities from GAAP net income. 4Q23 non-core adjustments include a California apportionment tax liability reduction, incentive compensation expenses and costs related to the Company’s employee stock purchase plan (ESPP) (2) Book value per share is the ratio of total GAAP equity divided by total shares outstanding. Total equity includes non-controlling interest of $3.51 million as of March 31, 2024, and $3.43 million as of December 31, 2023. Adjusted book value per share includes the fair value component of the Company’s loans and securitizations carried at amortized cost. (3) Based on 32,395,423 common shares outstanding as of 12/31/23. Excludes 470,413 of unvested shares authorized for incentive compensation (4) Based on 32,574,498 common shares outstanding as of March 31, 2024, Excludes 411,296 of unvested shares authorized for incentive. (5) For additional information Please see Note 18 – Fair Value Measurement in the Company’s 10-Q for the period ended March 31, 2024. (3) (4) Core Net Income $18,249 GAAP Net Income $17,251 (5)

Loan Production 1Q24 volume growth continued, driven by strong borrower demand and benefitted from continued tight credit conditions with banks Loan production in 1Q24 totaled $378.7 million in UPB, a 7.5% increase from $352.1 million in UPB for 4Q23 and a 74.5% from $217.0 million in UPB for 1Q23 The WAC on 1Q24 HFI loan production was 11.1%, essentially unchanged from 4Q23 and 1Q23 Loan Production Volume ($ of UPB in millions) Production Volume Continues Strong Growth Trend Units Average loan balance (1) Loan To Value WAC LTV(1)

Loan Portfolio by Property Type The total loan portfolio was $4.3 billion in UPB as of March 31, 2024, an increase of 5.1% from $4.1 billion in UPB as of December 31, 2023, and 19.1% from $3.6 billion as of March 31, 2023 Driven by growth in loans collateralized by Inv. 1-4 Rental and “Other” Commercial properties Loan prepayments totaled $142.0 million, an increase of 20.9% Q/Q and 64.1% Y/Y The WAC(1) of the portfolio was 9.07% as of March 31, 2024, an increase from 8.88% as of December 31, 2023, and 8.15% as of March 31, 2023 The UPB of fair value option (FVO) loans was $1.6 billion, or 36.9% of total loans, as of March 31, 2024, an increase from $454 million in UPB, or 12.6% as of March 31, 2023 Loan Portfolio (UPB in millions) (1) Weighted Average Coupon (2) $ in thousands. Continued Strong Portfolio Growth Trend

Portfolio Net Interest Income & NIM(1) Portfolio Yield and Cost of Funds Portfolio Related Portfolio NIM(1) in 1Q24 was 3.35%, an increase of 12 bps from 3.23% for 1Q23, and a decrease of 17 bps from 3.52% for 4Q23 The Y/Y increase is mainly due to the WAC(2) on loan portfolio increasing more that the cost of debt. The Q/Q decrease was mainly driven by the timing of NPL interest received. Portfolio Yield: Increased 1 bps from 4Q23 and up 71 bps from 1Q23, driven by a 93 bps increase in weighted average loan coupons from 1Q23 Cost of Funds: Increased 18 bps from 4Q23 and 60 bps from 1Q23, primarily driven by the higher base rates for warehouse financing and recent securitizations Net Interest Margin (1) Net Interest Income and Net Interest Margin related to the loan portfolio only; excludes corporate debt. (2) Weighted Average Coupon. Portfolio Related ($ in millions) Higher Loan Coupons and Favorable NPL Resolutions Drive Y/Y Portfolio NIM Expansion

Nonperforming Loans(1) Nonperforming loans (NPL) as a percentage of total HFI loans was 10.1% as of March 31, 2024, an increase from 9.7% as of December 31, 2023, and 8.7% as of March 31, 2023 Driven by loans transitioning to foreclosure Gains on NPL resolutions in 1Q24 of 2.3%, consistent with 2.2% for 4Q23 and a decrease from 3.5% for 1Q23 $ UPB in millions Loan Investment Portfolio Performance (1) For additional detail, please see page 17 in the Appendix of this presentation. NPL Performance and Resolution Gain In-line With Recent Trends

1Q24 Asset Resolution Activity Resolution Activity 1Q24 NPL resolutions totaled 54.5 million in UPB, realizing 102.3% of UPB resolved compared to $70.9 million in UPB, and realization of 102.2% of UPB resolved for 4Q23 and $38.7 million in UPB and realization of 103.5% of UPB resolved for 1Q23 1Q24 NPL resolutions represented 13.8% of nonperforming loan UPB as of December 31, 2023 The UPB of loan resolutions in 1Q24 was in-line the recent five-quarter resolution average of $55.9 million in UPB NPL Loan Resolutions UPB and Gains

The reserve balance was $5.3 million as of March 31, 2024, a 10.4% increase from $4.8 million as of December 31, 2023, and a 4.4% increase from $5.0 million as of March 31, 2023 Velocity’s 0.19% CECL reserve rate on the eligible (non-”FVO”) HFI portfolio increased compared to the recent five quarter average rate of 0.17% Net charge-off and REO valuation activity for 1Q24 resulted in a loss of $780 thousand, compared to a loss of $302 thousand for 4Q23, primarily driven by unrealized valuation losses on REO properties CECL Reserve and Charge-Offs Loan Loss Reserve Reserve Growth Q/Q from Increased Reserve on Individually-Assessed Loans Charge-offs, Gain (Loss) on REO (1) Amortized cost (2) Reflects the monthly average of nonperforming loans held for investment, excluding FVO loans, during the period. At period end, $ in thousands (1)

Durable Funding and Liquidity Strategy One Securitization in 1Q24(1); New Corporate Debt Issuance to Drive Investment Growth Outstanding Debt Balances(2) ($ in Millions) (1) Through March 31, 2024. (2) Debt balances are net of issuance costs and discounts as reported in the consolidated balance sheet. (3) Represents the remaining balance of securitization outstanding net of issuance costs, discounts and fair value marks as of period end. (4) As of March 31, 2024, six of seven warehouse lines have non-mark-to-market features and staggered maturities. Non-Recourse Debt Recourse Debt (3) Cash reserves and unfinanced collateral of $78.5 million as of March 31, 2024 Available warehouse line capacity of $523.3 million as of March 31, 2024 Recourse debt to equity was 1.4x as of March 31, 2024, relatively flat to 1.3x in March 31, 2023 Outstanding debt was $4.05 billion as of March 31, 2024, a net increase of $206.4 million from December 31, 2023, driven by the issuance of the VCC 2024-1 securitization in non-recourse debt and $75.0 million in senior secured notes (4) (5)

U.S. economic outlook is mixed, but cautious regarding “soft-landing”. Geopolitical risks have increased significantly from already heightened risks. NPL levels remain manageable Property values remain well-supported Limited supply/inventory continues to result in value appreciation Low LTVs and in-house asset management focus drive expectation for gains on NPL resolution to continue Outlook for Velocity’s Key Business Drivers MARKET CREDIT CAPITAL Next long-term loan securitization targeted for June 2024 Securitization market tone continues to strengthen Improving Outlook for Markets and Growth Stable NIM, healthy securitization market and new originations drive strong earnings growth Pursue opportunities to further diversity product offerings and revenue streams EARNINGS

Appendix

Velocity Financial, Inc. Balance Sheet

Velocity Financial, Inc. Income Statement (Quarters)

HFI Portfolio Delinquency Trends

Loan Portfolio Rollforward Total Loan Portfolio UPB Rollforward (UPB in millions) .

HFI Loan Portfolio Portfolio by Property Type (100% = $4.28 billion UPB)(1) (1) As of March 31, 2024 Portfolio by State

Adjusted Financial Metric Reconciliation: Adjusted Financial Metric Reconciliation to GAAP Net Income